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                                                                      EXHIBIT 10


                   CONSENT AND FIRST AMENDMENT TO CREDIT AGREEMENT
                   _______________________________________________


        CONSENT AND FIRST AMENDMENT TO CREDIT AGREEMENT ("First Amendment"), dated as of August 21, 1997, among U.S. Home Corporation, a Delaware corporation (the "Borrower"), the Lenders (the "Lenders") listed on the signature pages of the Credit Agreement (the "Credit Agreement"), dated as of May 28, 1997, among the Borrower, such Lenders and THE FIRST NATIONAL BANK OF CHICAGO, as Agent (the "Agent"), and the Agent.


                                      RECITALS:
                                      _________

        A. The Borrower, the Lenders and the Agent have previously entered into the Credit Agreement.

        B. The Borrower filed a Registration Statement on Form S-3 (the "Shelf Registration Statement") with the Securities and Exchange Commission on July 17, 1997. The prospectus which is a part of the Shelf Registration Statement is a combined prospectus (together with any amendment or supplement thereto, the "Prospectus"), which relates to $325,000,000 aggregate principal amount of debt securities, $300,000,000 aggregate principal amount of which is related to debt to be registered under the Shelf Registration Statement, and $25,000,000 aggregate principal amount of which is related to debt previously registered under the Borrower's Registration Statement on Form S-3 declared effective on February 8, 1996.

        C. The Borrower intends to issue senior debt securities, senior subordinated debt securities and/or subordinated debt securities from time to time under the Prospectus (in each instance, an "Offering").

        D. The Borrower intends to use the proceeds of an Offering to redeem, repurchase, defease, acquire or otherwise retire, including payments of premiums and expenses (collectively, the "Refunding Transactions"), the Borrower's 9-3/4% Senior Notes due 2003 (the "Senior Notes"), including the solicitation of consents of the holders of the Senior Notes to amend the First Indenture, and the Borrower's 4-7/8% Convertible Subordinated Debentures due 2005 (the "Convertible Subordinated Debentures").

        E. The parties hereto desire to amend the Credit Agreement.

        NOW, THEREFORE, in consideration of the promises and the mutual covenants hereinafter contained, the parties hereto, intending to be legally bound, agree as follows:

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        1. DEFINITIONS

        In addition to the terms defined herein, capitalized terms used in this First Amendment shall have the respective meanings ascribed thereto in the Credit Agreement.

        2. CONSENT TO THE DEBT SECURITIES OFFERING

        2.1 The Lenders hereby consent to an Offering consummated prior to October 31, 1997 by the Borrower of senior debt securities, senior subordinated debt securities and/or subordinated debt securities to be issued under the Prospectus (collectively, the "Debt Securities"), provided that (a) the aggregate principal amount of the Debt Securities shall not exceed $275,000,000, (b) the aggregate principal amount of the Debt Securities that are senior debt securities ("1997 Senior Debt Securities") shall not exceed $200,000,000, (c) the proceeds of such Offering are used as provided in Section 3 hereof and (d) prior to November 15, 1997 the sum of the outstanding principal amounts of the Senior Notes and the 1997 Senior Debt Securities shall be reduced to an amount not exceeding $200,000,000.

        2.2 The Lenders hereby consent to the Borrower's use of the proceeds of such Debt Securities to consummate the Refunding Transactions and, to the extent that such proceeds are not sufficient, to the use of proceeds of the Advances to consummate the Refunding Transactions.

        3. USE OF PROCEEDS OF DEBT OFFERING BY THE BORROWER

        The Borrower hereby agrees to use the proceeds of the Debt Securities prior to November 15, 1997 in connection with the Refunding Transactions.

        4. MODIFICATION OF CERTAIN PROVISIONS OF CREDIT AGREEMENT

        4.1 To the extent that the proceeds of the 1997 Senior Debt Securities are used to redeem, repurchase, defease, acquire or otherwise retire the Senior Notes prior to November 15, 1997, the 1997 Senior Debt Securities shall constitute Refinancing Indebtedness with respect to the Senior Notes.

        4.2 For purposes of Section 9.2 of the Credit Agreement, Consolidated Funded Indebtedness shall, until November 15, 1997, exclude the Debt Securities except to the extent that the proceeds thereof have been used, directly or indirectly, in connection with the Refunding Transactions.

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        4.3     For purposes of Section 9.3 of the Credit Agreement, the Debt
Securities that are Subordinated Indebtedness shall constitute Refinancing Indebtedness with respect to the Convertible Subordinated Notes to the extent that the Convertible Subordinated Notes are redeemed, repurchased, defeased, acquired or otherwise retired as part of the Refunding Transactions.

        5.      CONSENT TO REFUNDING TRANSACTIONS

        The Lenders hereby consent to the Refunding Transactions with respect to the Convertible Subordinated Debentures.

        6.      MISCELLANEOUS

        6.1 This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this First Amendment by signing any such counterpart.

        6.2 In all respects, including all matters of construction, validity and performance, this First Amendment shall be construed in accordance with the internal laws (and not the laws of conflicts) of the State of Illinois, but giving effect to federal laws applicable to national banks.

        IN WITNESS WHEREOF, this First Amendment has been duly executed as of the date first above written.

                                U.S. HOME CORPORATION

                                By: /s/ Thomas A. Napoli
                                   ------------------------------------
                                    Name: Thomas A. Napoli
                                    Title: Vice President - Corporate Finance
                                           and Treasurer


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                                LENDERS:

                                THE FIRST NATIONAL BANK OF CHICAGO,
                                INDIVIDUALLY AND AS AGENT

                                By: /s/ Gregory A. Gilbert
                                    ------------------------------
                                    Name:  Gregory A. Gilbert
                                    Title: Vice President

                                GUARANTY FEDERAL BANK, F.S.B.

                                By: /s/ Randy Reid
                                    ------------------------------
                                    Name:  Randy Reid
                                    Title: Vice President

                                CREDIT LYONNAIS NEW YORK BRANCH

                                By: /s/ Robert Ivonevich
                                    ------------------------------
                                    Name:  Robert Ivonevich
                                    Title: Senior Vice President

                                BANK ONE, ARIZONA, NA

                                By: /s/ Rhonda R. Williams
                                    ------------------------------
                                    Name:  Rhonda R. Williams
                                    Title: Vice President

                                COMERICA BANK, A MICHIGAN CORPORATION

                                By: /s/ David J. Campbell
                                    ------------------------------
                                    Name:  David J. Campbell
                                    Title: Vice President